IDEX Mutual Funds

IDEX Gabelli Global Growth, IDEX Janus Capital Appreciation, IDEX PBHG Technology & Communications and IDEXMunder Net50 (the “funds”)

Supplement dated February 14, 2003 to Statement of Additional Information dated November 11, 2002, as previously supplemented January 27, 2003

At Special Meetings of shareholders held on February 12, 2003, shareholders of each fund listed above approved the following on behalf of their respective fund:

Effective March 1, 2003, each fund will be merged, and all of the assets, subject to liabilities, will be transferred to the surviving fund as noted below:

°	IDEX Gabelli Global Growth will be merged into IDEX American Century International
°	IDEX Janus Capital Appreciation will be merged into IDEX Transamerica Growth Opportunities
°	IDEX PBHG Technology & Communications will be merged into IDEX PBHG Mid Cap Growth
°	IDEX Munder Net50 will be merged into IDEX American Century International

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